Exhibit 99.1
WHEELS UP EXPERIENCE INC.
AMENDED RECONCILIATIONS OF
ADJUSTED EBITDA AND ADJUSTED EBITDAR TO NET INCOME (LOSS) (UPDATED DEFINITION - IN THOUSANDS)
IN SECOND QUARTER 2026 EARNINGS PRESS RELEASE AND INVESTOR LETTER
As amended as of October 9, 2026

Amended Reconciliations of Adjusted EBITDA and Adjusted EBITDAR to Net income (loss) (Updated Definition – in thousands)

	Three Months Ended									Year Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2025	December 31, 2024
Net loss	$(82,958)	$(28,875)	$(83,730)	$(82,299)	$(99,313)	$(87,538)	$(57,731)	$(96,973)	$(97,393)	$(294,217)	$(339,635)
Add back (deduct):
Interest expense	25,307	24,996	23,510	22,084	19,880	18,089	16,041	16,667	14,555	90,470	65,352
Interest income	(242)	(405)	(631)	(836)	(1,148)	(922)	(907)	(285)	(56)	(3,020)	(2,170)
Income tax expense (benefit)	509	1,134	1,332	959	78	494	405	441	(114)	3,503	1,226
Other expense (income), net	11	1,248	(4)	470	(301)	218	149	221	129	1,413	717
Depreciation and amortization	11,714	13,545	13,926	13,490	20,210	13,074	12,484	15,593	15,395	61,171	56,546
Change in fair value of warrant liability	—	—	—	—	—	17	(107)	70	28	—	8
Loss (gain) on divestiture	—	152	(1,833)	—	—	1,400	—	—	(3,403)	(1,681)	(2,003)
Loss (gain) on disposal of assets, net	117	(1,211)	(480)	20	(3,289)	1,538	(70)	(136)	1,963	(4,960)	3,295
Equity-based compensation expense	11,388	11,975	12,499	8,295	12,661	12,613	7,885	14,268	11,211	45,430	45,977
Integration and transformation expense(1)	494	1,021	2,866	183	1,183	—	—	—	—	5,253	—
Fleet modernization expense(2)	—	9,008	8,697	7,972	5,147	28,135	—	—	—	30,824	28,135
Legacy fleet retirement(3)	4,984	—	—	—	—	—	—	—	—	—	—
Restructuring charges(4)	—	—	—	—	—	365	970	4,371	2,144	—	7,850
Atlanta Member Operations Center set-up expense(5)	—	—	—	—	—	—	—	458	3,023	—	3,481
Certificate consolidation expense(6)	—	—	—	—	—	794	1,143	3,674	1,138	—	6,749
Other(7)	613	340	624	625	20,742	416	(244)	4,276	2,151	22,331	6,599
Adjusted EBITDA (previous definition)	$(28,063)	$32,928	$(23,224)	$(29,037)	$(24,150)	$(11,307)	$(19,982)	$(37,355)	$(49,229)	$(43,483)	$(117,873)
Aircraft lease costs(8)	9,762	3,980	3,573	3,918	5,358	8,133	8,387	8,596	8,143	16,829	33,260
Adjusted EBITDAR (previous definition)	$(18,301)	$36,908	$(19,651)	$(25,119)	$(18,792)	$(3,174)	$(11,595)	$(28,759)	$(41,086)	$(26,654)	$(84,613)

	Three Months Ended									Year Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2025	December 31, 2024
Adjusted EBITDA (previous definition)	$(28,063)	$32,928	$(23,224)	$(29,037)	$(24,150)	$(11,307)	$(19,982)	$(37,355)	$(49,229)	$(43,483)	$(117,873)
Adjustments:
(Gain) loss on sale of aircraft held for sale	(2,508)	(39,272)	(3,737)	(2,203)	(6,551)	(1,942)	(190)	234	(2,724)	(51,763)	(4,622)
Loss on extinguishment of debt	17	40	19	22	38	504	289	805	1,706	119	3,304
Adjusted EBITDA (updated definition)	$(30,554)	$(6,304)	$(26,942)	$(31,218)	$(30,663)	$(12,745)	$(19,883)	$(36,316)	$(50,247)	$(95,127)	$(119,191)

	Three Months Ended									Year Ended
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2025	December 31, 2024
Adjusted EBITDAR (previous definition)	$(18,301)	$36,908	$(19,651)	$(25,119)	$(18,792)	$(3,174)	$(11,595)	$(28,759)	$(41,086)	$(26,654)	$(84,613)
Adjustments:
(Gain) loss on sale of aircraft held for sale	(2,508)	(39,272)	(3,737)	(2,203)	(6,551)	(1,942)	(190)	234	(2,724)	(51,763)	(4,622)
Loss on extinguishment of debt	17	40	19	22	38	504	289	805	1,706	119	3,304
Adjusted EBITDAR (updated definition)	$(20,792)	$(2,324)	$(23,369)	$(27,300)	$(25,305)	$(4,612)	$(11,496)	$(27,720)	$(42,104)	$(78,298)	$(85,931)
__________________
(1)Consists of expenses associated with the Company’s global integration efforts, including charges for employee separation programs and third-party advisor costs.
(2)Consists of expenses incurred in connection with the execution of our fleet modernization strategy first announced in October 2024, which primarily includes expenses associated with transitioning the Embraer Phenom 300 series and Bombardier Challenger 300 series aircraft to our operations and pilot training programs aligned to our fleet modernization strategy, as well as certain cash and non-cash costs incurred associated with exiting legacy private jet models.
(3)Includes expenses related to the retirement of our legacy aircraft as part of our fleet transition and efficiency and cost reduction initiatives.
(4)Includes charges for contract termination fees and employee separation programs as part of our cost reduction and strategic business initiatives.
(5)Consists of expenses associated with establishing our Member Operations Center located in the Atlanta, Georgia area and its operations, primarily including redundant operating expenses during the transition period, relocation expenses for employees and costs associated with onboarding new employees.
(6)Consists of expenses incurred to execute the consolidation of our U.S. Federal Aviation Administration operating certificates, primarily related to pilot training and retention programs, and consultancy fees associated with planning and implementing the consolidation process.
(7)For the three months ended March 31, 2026, primarily consists of on-going lease costs for our former New York City corporate office space, which we vacated during the first quarter of 2025. For the three months ended March 31, 2025 and year ended December 31, 2025, includes a $20.2 million non-cash, pre-tax right-of-use asset impairment charge associated with vacating our former New York City corporate office space for a smaller, centralized location and related on-going lease costs for the vacated space. For each of the three months ended March 31, 2024, June 30, 2024 and September 30, 2024 and the year ended December 31, 2024, includes collections of certain aged receivables, which were added back to Net loss in the reconciliation presented for the year ended December 31, 2022. For the three months ended March 31, 2024 and year ended December 31, 2024, includes (i) reserves and/or write-off of certain aged receivables associated with the aircraft management business divested on September 30, 2023 and (ii) expenses associated with ongoing litigation matters. For the three months ended June 30, 2024 and year ended December 31, 2024, includes amounts reserved during the second quarter of 2024 related to Parts and supplies inventory deemed in excess after revision of future business needs associated with strategic business initiatives.
(8)Aircraft lease costs are reflected in Cost of revenue on the consolidated statement of operations for the applicable period. We started reporting Adjusted EBITDAR beginning with the three months ended March 31, 2025.

Use of Non-GAAP Financial Measures
This Exhibit 99.1 refers to and includes Adjusted EBITDA and Adjusted EBITDAR, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to any performance measures derived in accordance with GAAP. Definitions and reconciliations of non-GAAP financial measures to their most comparable GAAP counterparts are included in the sections titled “Definitions of Non-GAAP Financial Measures” and “Amended Reconciliations of Adjusted EBITDA and Adjusted EBITDAR to Net income (loss) (Updated Definition - in thousands)”, respectively, in this Exhibit 99.1. Wheels Up Experience Inc. (the “Company”, “our” or “we”) believes that these non-GAAP financial measures provide useful supplemental information to investors about the Company. However, there are certain limitations related to the use of these non-GAAP financial measures and their nearest GAAP measures, including that they exclude significant expenses that are required to be recorded in the Company’s financial measures under GAAP. Other companies may calculate non-GAAP financial measures differently, or may use other measures to calculate their financial performance, and therefore, the Company’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies.
Definitions of Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted EBITDAR. We calculate Adjusted EBITDA as Net income (loss) adjusted for (i) Interest income (expense), (ii) Income tax expense, (iii) Depreciation and amortization, (iv) Equity-based compensation expense and (v) other items not indicative of our ongoing operating performance, including but not limited to, restructuring and integration-related charges and non-cash gains and losses on sales of aircraft or other assets. We calculate Adjusted EBITDAR as Adjusted EBITDA, as further adjusted for aircraft lease costs.

We include Adjusted EBITDA and Adjusted EBITDAR as supplemental measures for assessing operating performance, to be used in conjunction with bonus program target achievement determinations, strategic internal planning, annual budgeting, allocating resources and making operating decisions, and to provide useful information for historical period-to-period comparisons of our business, as each measure removes the effect of certain non-cash expenses and other items not indicative of our ongoing operating performance.

Adjusted EBITDAR is included as a supplemental measure, because we believe it provides an alternate presentation to adjust for the effects of financing in general and the accounting effects of capital spending and acquisitions of aircraft, which may be acquired outright, acquired subject to acquisition debt, including under the Revolving Equipment Notes Facility (as defined in our SEC filings), by capital lease or by operating lease, each of which may vary significantly between periods and results in a different accounting presentation.

Beginning with the three months ended June 30, 2026, we began including (Gain) loss on sale of aircraft held for sale and Loss on extinguishment of debt as adjustments in the reconciliation of each of Adjusted EBITDA and Adjusted EBITDAR to Net loss.

* — * — * — * — *
3